UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (908) 222-7000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 21, 2017, the Board of Directors (the “Board”) of PTC Therapeutics, Inc. (the "Company") amended and restated the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), effective immediately, to implement a proxy access provision. The Bylaws include a new Section 1.12 in Article I, which permits a stockholder, or a group of up to 20 stockholders, owning an amount of shares that constitutes 3% or more of the Company’s outstanding common stock as of both the date of the nomination and the record date for determining stockholders entitled to vote at the annual meeting, and continuing to own the shares through the annual meeting date, continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to 25% of the Board, subject to the terms and conditions set forth in the Bylaws.  Written notice of any nominations pursuant to the new Section 1.12 must be submitted to the Secretary of the Company at the principal executive offices of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary of the date of the preceding year’s annual meeting of stockholders, subject to the terms and conditions set forth in the Bylaws. In addition, Section 1.12 includes other requirements that nominating stockholders and nominees must satisfy in order for the nominees to be included in the Company’s proxy materials.
The Board also made certain other conforming, clarifying and administrative changes to the Bylaws to implement Section 1.12.
The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index attached hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: April 21, 2017	By:	/s/ Stuart Peltz
	Name:	Stuart Peltz
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description
3.1        Amended and Restated Bylaws